UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 22, 2010

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1, 3 and 4 though 8 are not applicable and therefore omitted.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Rimage Corporation (the “Company”) hereby furnishes a press release, issued on April 22, 2010, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2010 and hereby furnishes statements of Sherman L. Black, its President, Chief Executive Officer and Chief Operating Officer, and Robert M. Wolf, its Chief Financial Officer, made on April 22, 2010 at a telephone conference relating to the quarter ended March 31, 2010 results.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on April 22, 2010.

99.2	Statements of Sherman L. Black, President, Chief Executive Officer and Chief Operating Officer, and Robert M. Wolf, Chief Financial Officer, at a telephone conference held on April 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

	By:	/s/ Robert M. Wolf
Robert M. Wolf Chief Financial Officer
Date: April 23, 2010